UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2017 (April 4, 2017)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey, 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City , New Jersey, 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2017, Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), announced that Michael J. DeMarco, the Company’s President and Chief Operating Officer, was appointed as the Company’s Chief Executive Officer, effective April 4, 2017.  Concurrent with Mr. DeMarco’s appointment as Chief Executive Officer, Mitchell E. Rudin, the Company’s former Chief Executive Officer, was appointed Vice Chairman of the Company, effective April 4, 2017.  In his new role, Mr. Rudin will report directly to the Board of Directors and will perform such duties and responsibilities as may be directed by the Board of Directors.

In connection with Mr. Rudin’s appointment as Vice Chairman of the Company, on April 4, 2017 Mr. Rudin entered into an amendment (the “Amendment”) to his employment agreement with the Company, dated as of June 3, 2015 (the “Employment Agreement”).  The Amendment modifies the terms of Mr. Rudin’s Employment Agreement as follows:

•                                          A target annual bonus opportunity of seventy-five percent (75%) of his then effective base salary, with a threshold bonus opportunity of fifty percent (50%), and a maximum bonus opportunity of one hundred percent (100%), to be based on objective performance goals to be established annually by the Compensation Committee;

•                                          Upon a termination by the Company without “cause” or by Mr. Rudin for “good reason” (as such terms are defined in Employment Agreement) during the term of the Employment Agreement, all of Mr. Rudin’s long-term incentive plan (“LTIP”) awards, including restricted stock units and performance share units issued pursuant to the Employment Agreement on June 5, 2015 and LTIP units in the Operating Partnership issued on March 8, 2016, shall vest in full, with performance-based awards vesting based on performance measured as of the date of such termination;

•                                          A provision limiting the geographic scope of Mr. Rudin’s restrictive covenant not to compete with the Company to Hudson County, New Jersey; and

•                                          Reimbursement of all reasonable legal fees incurred by Mr. Rudin in connection with the Amendment.

Except as modified by the Amendment, all other terms and conditions of the Employment Agreement remain in full force and effect.

A copy of the Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.  A copy of the Company’s press release announcing the management changes is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Amendment, dated as of April 4, 2017, to Executive Employment Agreement, dated as of June 3, 2015, by and between Mitchell E. Rudin and Mack-Cali Realty Corporation.

99.1	Press Release of Mack-Cali Realty Corporation dated April 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 5, 2017	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: April 5, 2017	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment, dated as of April 4, 2017, to Executive Employment Agreement, dated as of June 3, 2015, by and between Mitchell E. Rudin and Mack-Cali Realty Corporation.

99.1	Press Release of Mack-Cali Realty Corporation dated April 5, 2017.